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                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15 (D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported) April 6, 1999

                         U.S. PLASTIC LUMBER CORPORATION
             (Exact Name of Registrant as Specified in its Charter)

                              --------------------

        Nevada                          3080                 87-0404343
  (State of incorporation    (Primary Standard Industrial    (I.R.S. Employer
     /organization)          Classification Code Number)     Identification No.)

                              ---------------------

           2300 W. Glades Road, Suite 440 W, Boca Raton, Florida 33431
                    (Address of Principal Executive Offices)

      Registrant's telephone number, including area code: 561-394-3511

      Former Name or Former Address if Changed Since Last Report: Not
      Applicable.



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      ITEM 1. CHANGES IN CONTROL OF REGISTRANT.

      Not Applicable.

      ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

      (a) On March 23, 1999, the Registrant acquired Brass Investment Co, a Delaware corporation in a merger transaction. Brass Investment Co. ("Brass") owns two wholly owned subsidiaries, Soil Remediation of Philadelphia, Inc. and Allied Waste Services, Inc. The merger consideration under the Plan of Merger Agreement was $4,450,000 in cash, 1,000,000 shares of non-registered common stock, par value $.0001, of U.S. Plastic Lumber Corporation, and a grant of warrants to Louis Paolino, Jr. in the amount of 1,500,000 shares. The Company had previously entered into a Management Contract effective January 7, 1999, at which time the Company took over the day to day operations and financial control of Brass. The Registrant purchased the real property, located in Philadelphia, as part of the aforementioned merger consideration consisting of 8.3 acres, several buildings and the soil remediation plant upon which the business operates.

      The amount of consideration was determined by a number of factors, including but not limited to, an appraisal of the business value of Brass utilizing traditional business valuation formulas, an appraisal value of the real estate and other assets being acquired, the vertical integration aspects the Registrant believes will be derived from this merger, the skill and expertise of the management team being acquired, and the goodwill of the customer base being acquired. All negotiations relative to all transactions hereunder were accomplished in an arms length manner.

      The shareholders of Brass were Louis J. Paolino, Jr., Matthew Paolino, Joseph Paolino and Louis J. Paolino, Sr. None of the individuals had any relationship with the Registrant prior to this merger, other than as a competitor of the Registrant.

      The funding used by the Registrant was derived from cash on hand of the Registrant, cash available from the Registrant's credit line facility with its Bank, Coast Business Credit, and cash from PNC Bank of Delaware as a first purchase money mortgage on the real estate.

      (b) The business of Brass is the recycling and processing of petroleum hydrocarbon contaminated soil and sale of materials for beneficial re-use. The Registrant intends to continue to devote the assets for the purposes currently used by Brass.

      ITEM 3. BANKRUPTCY OR RECEIVERSHIP.

      Not Applicable.



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      ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

      Not Applicable

      ITEM 5. OTHER EVENTS

      Not Applicable.

      ITEM 6. RESIGNATIONS OF REGISTRANT'S DIRECTORS.

      Not Applicable.

      ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
      EXHIBITS.

      The financial statements of Brass are not included in this filing and shall be submitted no later than 60 days from the date of filing this Form 8K.

      ITEM 8. CHANGE IN FISCAL YEAR.

      Not Applicable.

      ITEM 9. SALES OF EQUITY SECURITIES PURSUANT TO REGULATION S.

      Not Applicable.

      EXHIBITS

      1. Plan of Merger Agreement with Brass Investment Co.


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned hereunto duly authorized.


                                           U.S. Plastic Lumber Corporation
                                                    (Registrant)

      Date: April 6, 1999                  By: /s/ Bruce C. Rosetto
                                               --------------------------------
                                           Bruce C. Rosetto, Vice President and
                                           General Counsel/Secretary